--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CANARGO ENERGY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5) Total fee paid:

        ------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           CANARGO ENERGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 16, 1999

                            ------------------------

To The Stockholders:

     The Annual Meeting of Stockholders of CanArgo Energy Corporation
("CanArgo") will be held at           , on           , 1999 at      a.m. for the
following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To approve an amendment to CanArgo's Certificate of Incorporation to effect a 1-for-25 reverse stock split of the outstanding Common Stock;

     3. To approval a proposal to amend the 1995 Long-Term Incentive Plan to increase the number of shares that may be issued thereunder;

     4. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of CanArgo for the year ending December 31, 1999; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on           , 1999
as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. THE PROXY CARD MAY BE RETURNED IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE SENT IN YOUR PROXY CARD.

                                                     SUSAN E. PALMER
                                                        Secretary

          , 1999

                           CANARGO ENERGY CORPORATION
                              1580 Guinness House
                              727 - 7th Avenue SW
                        Calgary, Alberta, Canada T2P 0Z5

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                              GENERAL INFORMATION

SOLICITATION, REVOCATION AND VOTING OF PROXIES

     The accompanying proxy is solicited by and on behalf of the Board of Directors of CanArgo Energy Corporation ("CanArgo"), in connection with the
Annual Meeting of Stockholders to be held at      a.m. on           , 1999, at
          , and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to stockholders on
or about           , 1999.

     The accompanying proxy, if properly executed and returned, will be voted as specified by the stockholder or, if no vote is indicated, the proxy will be voted FOR each matter specified. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A stockholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Annual Meeting or by filing with the Secretary of CanArgo a duly executed proxy bearing a later date or an instrument revoking the proxy.

     The costs of solicitation of proxies will be paid by CanArgo. In addition to soliciting proxies by mail, CanArgo's officers, directors and other regular employees, without additional compensation, may solicit proxies personally, by telephone or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

VOTING RIGHTS AND RECORD DATE

     The voting securities of CanArgo consist of Common Stock, par value $0.10 per share, and Series Voting Preferred Stock ("Special Voting Stock"), par value $0.10 per share. Generally, the Common Stock and Special Voting Stock vote as a single class on all matters. The Common Stock is entitled to one vote per share. Each of the one hundred (100) shares of Special Voting Stock is entitled to that number of votes as is equal to one-one hundredth (1/100th) of the number of Exchangeable Shares ("Exchangeable Shares") issued by CanArgo Oil & Gas Inc., a subsidiary of CanArgo, as are then outstanding, rounded down to the nearest whole number. The Special Voting Stock is held of record by Montreal Trust Company of Canada, which holds such stock in trust for the benefit of the holders of the Exchangeable Shares. The Special Voting Stock is voted in the manner directed by the holders of the Exchangeable Shares. The Exchangeable Shares may be exchanged for shares of Common Stock on a share-for-share basis. The term "Voting Securities" refers to the Common Stock and the Special Voting Stock as though they were a single class of voting securities.

     Only stockholders of record of CanArgo's Voting Securities as of the close
of business on           , 1999 (the "Record Date") will be entitled to vote at
the Annual Meeting. On the Record Date,           shares of Common Stock were
issued and outstanding, each of which is entitled to one vote per share. On the
Record Date,           Exchangeable Shares were issued and outstanding, and
accordingly each share of Special Voting Stock is entitled to      votes. Voting
Securities representing a majority of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated five persons to be elected directors at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until the election of their respective successors. Directors are elected by a plurality of votes cast; broker non-votes and votes withheld have no effect on the vote. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any alternate nominee who is designated by the Board of Directors.

     The nominees for director are:

NAME                                          AGE    PRINCIPAL OCCUPATION
----                                          ---    --------------------
Michael R. Binnion..........................  38     President and Chief Financial Officer
J.F. Russell Hammond(2).....................  57     Investment Advisor, Provincial Securities Ltd.
Peder Paus(1)...............................  53     Independent Consultant
David Robson................................  41     Chairman and Chief Executive Officer
Nils N. Trulsvik (2)........................  50     Partner, The Bridge Group

---------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

     MICHAEL R. BINNION was elected a Director, President and Chief Financial Officer on July 15, 1998. He has also served as a director, chief financial officer and secretary of CanArgo Oil & Gas Inc., now a subsidiary of CanArgo, since March 1997. Mr. Binnion is also president and a director of Terrenex Acquisition Corporation, an Alberta Stock Exchange listed investment company which is CanArgo's largest stockholder, and sole director of Ruperts Crossing, a private investment company. He is also a director of NRI Online Inc., Fintech Services Ltd. and Smartor Products Inc. Prior to April 1997, he served as chief financial officer and a director of Trans-Dominion Energy Company, a Toronto Stock Exchange listed international exploration and production company, for four years.

     J.F. RUSSELL HAMMOND was elected a Director on July 15, 1998. He has also served as a director of CanArgo Oil & Gas Inc. since June 1997. For over five years, Mr. Hammond has been an investment advisor to Provincial Securities Ltd., a private investment company. Mr. Hammond has been chairman of Terrenex Acquisition Corporation since 1992.

     PEDER PAUS was elected a Director on July 15, 1998 and is an independent businessman based in Oslo, Norway. Since 1995, he has been a consultant on investor relations for various companies. From 1981 to 1995, Mr. Paus was chief executive officer of North Venture Ltd., a shipping and offshore consulting firm based in London, England.

     DAVID ROBSON was elected a Director, Chairman of the Board and Chief Executive Officer on July 15, 1998. He has also served as a director, chairman of the board and chief executive officer of CanArgo Oil & Gas Inc. since July 1997; as president of CanArgo Oil & Gas Inc.'s subsidiary, Ninotsminda Oil Company, since 1996; and as managing director and sole owner of Vazon Energy Limited, a company which provides consulting services to the energy industry, since March 1997. From April 1992 until February 1997, Dr. Robson was a senior officer of JKX Oil & Gas plc, including Managing Director and Chief Executive Officer. He holds a B.Sc. (Hon) in Geology and a Ph.D in Geochemistry from the University of Newcastle upon Tyne, and an MBA from the University of Strathclyde. He is the energy sector representative on the United Kingdom government's East European Trade Council.

     NILS N. TRULSVIK was elected a Director of CanArgo on August 17, 1994. He has served CanArgo as President and Chief Executive Officer from February 4, 1997 to July 15, 1998 and from November 21, 1994 to March 9, 1995; and as Executive Vice President from March 9, 1995 to February 4, 1997 and from September 8, 1994 until November 21, 1994. In August 1998, Mr. Trulsvik became a partner in a consulting company, The Bridge Group, located in Norway. Mr. Trulsvik is a petroleum explorationist with extensive experience in petroleum exploration and development throughout the world. Prior to joining CanArgo, he held various positions with Nopec a.s., a Norwegian petroleum consultant group of companies of which he was a founder, including Managing Director from 1987 to 1993 and Special Advisor from 1993 to August 1994.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     CanArgo's Board of Directors held eleven meetings during the year ended December 31, 1998. The members of the Audit Committee at the end of 1998 were Robert A. Halpin, who is not standing for reelection and will be retiring as a Director at the Annual Meeting, and Peder Paus. The members of the Compensation Committee at the end of 1998 were J.F. Russell Hammond and Nils N. Trulsvik. The Audit Committee is responsible for reviewing CanArgo's financial statements, audit results, internal controls, and accounting principles, policies and practices. The Audit Committee also recommends to the Board the selection of CanArgo's outside accounting firm and approves the fees of such firm. The Audit Committee held four meetings during the year ended December 31, 1998. The Compensation Committee approves the compensation of CanArgo's executive officers, oversees the compensation scheme for other Company employees, administers and grants awards under stock option and other compensation plans, and recommends to the Board the adoption of retirement and other employee benefits plans. The Compensation Committee held four meetings during the year ended December 31, 1998. The Board of Directors has not designated a nominating committee.

DIRECTORS' COMPENSATION

     CanArgo does not currently pay monetary directors' fees, but it does reimburse out-of-pocket expenses incurred by Directors in attending meetings of the Board and its committees or otherwise in connection with the conduct of CanArgo's business. From July 15, 1998 until October 1, 1998, CanArgo paid non-employee directors fees at the rate of $10,000 per year. Prior thereto, CanArgo paid non-employee directors (other than Mr. Halpin) fees at the rate of $14,000 per year plus a fee of $3,000 per year for each committee on which such non-employee director served. CanArgo also previously paid a fee of $1,000 per day, other than a day on which the Board met, for each day spent by a non-employee director on the business of Board committees which exceeded one day per year with respect to the Compensation Committee and three days per year with respect to the Audit Committee and the Petroleum Committee.

     From January 1998 through July 15, 1998, Robert A. Halpin was compensated for his services as Vice Chairman of the Board and member of Board committees pursuant to an agreement which provided for an annual fee of $45,000 plus $1,000 per day for each day of service in excess of 66 days per year. During that period, CanArgo also provided Mr. Halpin with an office at CanArgo's offices located in Calgary, Alberta, Canada, and reimbursed Mr. Halpin for his out-of-pocket expenses in connection with services on behalf of CanArgo.

     Mr. Trulsvik may provide consulting services to CanArgo through The Bridge Group (of which Mr. Trulsvik is a partner) pursuant to a work order dated August 1, 1998 at the rate of $1,200 per day plus expenses. No consulting services were provided by Mr. Trulsvik during 1998.

     From January 1, 1996 to July 15, 1998, Eugene J. Meyers, a non-employee director until July 15, 1998, provided financial relations consulting services to CanArgo at the rate of $15,000 per year for 22 days of service, and thereafter at the rate of $100 per hour ($1,000 maximum per day). CanArgo also reimbursed him for his out-of-pocket expenses associated with such services.

     CanArgo provides automatic grants of non-qualified options to non-employee directors pursuant to the 1995 Long-Term Incentive Plan. See "Proposal to Amend the 1995 Long-Term Incentive Plan -- Automatic Option Grants to Non-Employee Directors."

     The following table shows the compensation paid to all persons who were non-employee directors, including their respective affiliates, in their capacity as such, during the year ended December 31, 1998:

                                                            DIRECTORS' FEES
                                                               AND OTHER       CONSULTING    OPTIONS
NAME                                                         COMPENSATION       PAYMENTS     GRANTED
----                                                        ---------------    ----------    -------
Robert A. Halpin..........................................      $26,293          $    0       3,750(3)
J.F. Russell Hammond......................................        2,137               0       3,750(4)
Stanley D. Heckman(1).....................................       10,685               0          --
Eugene J. Meyers(1).......................................        7,537          43,100(2)       --
Peder Paus................................................        2,137               0       3,750(4)
Nils N. Trulsvik..........................................        1,671               0          --

---------------

(1) Messrs. Heckman and Meyers served as a non-employee directors until July 15, 1998.

(2) Includes $35,600 for services rendered during 1997.

(3) The options were granted on December 31, 1998 at an exercise price of $0.313, expire on December 30, 2001 and will be 100% vested at June 30, 1999.

(4) The options were granted July 15, 1998 at an exercise price of $1.00, expire on July 14, 2001 and became 100% vested on January 15, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows all compensation paid or accrued by CanArgo and its subsidiaries during the fiscal year ended August 31, 1996, the four month period ended December 31, 1996 and the years ended December 31, 1997 and December 31, 1998 to certain executive officers of CanArgo (the "Named Officers").


                                                         ANNUAL          LONG TERM
                                                      COMPENSATION      COMPENSATION
                                                      ------------     -------------
                                                                         SECURITIES
                                                                         UNDERLYING          ALL OTHER
                                           YEAR          SALARY         OPTIONS/SARS      COMPENSATION ($)
     NAME AND PRINCIPAL POSITION           ENDED          ($)                #                  (5)
     ---------------------------           -----         ------        -------------      ----------------
David Robson(1)......................      12/98         82,500           390,000                 --

Nils N. Trulsvik(2)..................      12/98         87,376                --              3,681
                                           12/97        140,333                --              6,653
                                           12/96*        51,834            50,000              5,679
                                            8/96        161,241                --              8,635

Rune Falstad(3)......................      12/98        112,852            25,000              3,786
                                           12/97         82,952            15,000              3,825

Alfred Kjemperud(4)..................      12/98        133,338            50,000              3,124
                                           12/97        101,296             5,000              5,014
                                           12/96*        38,875            10,000              2,342

* Four month period ended December 31, 1996.

(1) Mr. Robson has served as Chief Executive Officer since July 15, 1998 and provides services to CanArgo through Vazon Energy Limited.

(2) Mr. Trulsvik served as President and Chief Executive Officer from February 4, 1997 to July 15, 1998 and as Executive Vice President from March 9, 1995 to February 4, 1997. Included in 1998 salary is $1,671 paid as non-employee director's fees subsequent to July 31, 1998. See "Directors' Compensation" and "Employment Contracts."

(3) Mr. Falstad has served as Vice President since June 3, 1997, but has not been deemed an executive officer of CanArgo since October 1998. Included in 1998 salary are payments for consulting services rendered to CanArgo subsequent to July 31, 1998 pursuant to a contract with FinCom AS, of which Mr. Falstad was a partner. See "Employment Contracts."

(4) Mr. Kjemperud resigned as Vice President on September 3, 1998. Included in 1998 salary are payments for consulting services rendered by Mr. Kjemperud to CanArgo subsequent to September 3, 1998 pursuant to a contract with The Bridge Group. See "Employment Contracts."

(5) Represents CanArgo's contributions to or accruals with respect to individual retirement and pension plans.

OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1998

     The following table sets forth information concerning options granted to the Named Officers during the year ended December 31, 1998.

                                 NUMBER OF         % OF
                                 SECURITIES    TOTAL OPTIONS                                   GRANT DATE
                                 UNDERLYING     GRANTED TO                                  PRESENT VALUE(2)
                                  OPTIONS        EMPLOYEES      EXERCISE    EXPIRATION    -------------------
            NAME                 GRANTED(1)     IN FY 12/98      PRICE         DATE       PER SHARE     TOTAL
            ----                 ----------    -------------    --------    ----------    ---------     -----
David Robson.................     120,000          16.58%        $0.69        10/6/08      $0.3233     $ 38,796
                                  270,000          37.30          1.25        7/16/08       0.5874      158,598
Nils N. Trulsvik.............           0             --            --             --           --           --
Rune Falstad.................      25,000           3.45          0.70       12/16/00       0.1225        3,063
Alfred Kjemperud.............      50,000           6.91          0.70       12/16/00       0.1225        6,125

(1) The options granted to Mr. Robson vest in three equal installments commencing on the first anniversary of the grant date and were granted at an exercise price equal to the fair market value of CanArgo's Common Stock on the date of grant. The options granted to Messrs. Falstad and Kjemperud are exercisable only from November 16, 2000 through the expiration date of December 16, 2000, and were granted at an exercise price equal to 124% of the fair market value of CanArgo's Common Stock on the date of grant. Pursuant to the terms of CanArgo's various stock option plans, the Compensation Committee may, subject to each plan's limits, modify the terms of outstanding options, including the exercise price and vesting schedule thereof.

(2) These values were derived using the Black-Scholes option pricing model applying the following assumptions:

                                                     RISK-FREE
    EXERCISE PRICE   DIVIDEND YIELD   VOLATILITY   INTEREST RATE   EXPECTED TERM
    --------------   --------------   ----------   -------------   -------------
        $0.69              0%           44.76%         5.72%           5 years
         1.25              0            44.76          5.72            5 years
         0.70              0            44.76          5.69          2.1 years

     These values are not intended to forecast future appreciation of CanArgo's stock price. The actual value, if any, that an executive officer may realize from his options (assuming that they are exercised) will depend solely on the increase in the market price of the shares acquired through option exercises over the exercise price, measured when the shares are sold.

OPTION VALUES AT DECEMBER 31, 1998

     The following table sets forth information concerning the number and hypothetical value of stock options held by the Named Officers at December 31, 1998.


                                              NUMBER OF SHARES
                                                 UNDERLYING                         VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS                     IN-THE-MONEY OPTIONS
                                          HELD AT FISCAL YEAR END                  AT FISCAL YEAR END(1)
                                       ------------------------------      -------------------------------------
              NAME                     EXERCISABLE      UNEXERCISABLE      EXERCISABLE ($)      UNEXERCISABLE ($)
              ----                     -----------      -------------      ---------------      -----------------
David Robson.....................        75,000            495,000                0                     0
Nils N. Trulsvik.................        30,000                  0                0                     0
Rune Falstad.....................             0             25,000                0                     0
Alfred Kjemperud.................             0             50,000                0                     0

(1) The exercise price of all options exceeded the market value of the Common Stock on December 31, 1998.

EMPLOYMENT CONTRACTS

     CanArgo had employment contracts with Nils N. Trulsvik, Rune Falstad and Alfred Kjemperud which were terminated effective July 31, 1998. The contracts provided for annual salaries of approximately $150,000 in the case of Mr. Trulsvik, approximately $125,000 in the case of Mr. Falstad and approximately $100,000 in the case of Mr. Kjemperud. In addition, each person received an allowance equal to 12.5% of his base salary, a portion of which was used to provide minimum life and disability insurance coverage for each such person. The remainder of such allowance was used by each person for additional life, medical or accident insurance and to fund individual pension and retirement plans.

     CanArgo has entered into consulting arrangements for the services of each of Messrs. Trulsvik, Falstad and Kjemperud. Mr. Falstad's consulting services are provided by FinCom AS under an agreement that commenced August 1, 1998 at the rate of $7,000 per month plus expenses. This agreement has been terminated effective March 31, 1999. Mr. Kjemperud's consulting services are provided through The Bridge Group pursuant to a one-year work order commencing August 1, 1998 at the rate of $13,000 per month plus expenses. Mr. Trulsvik's consulting services would be provided through The Bridge Group pursuant to a work order dated August 1, 1998 at the rate of $1,200 per day plus expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of February 28, 1999 with respect to beneficial ownership of Common Stock and Exchangeable Shares by each person known by CanArgo to be the beneficial owner of more than 5% of the sum of
(1) the number of outstanding shares of Common Stock, and (2) the aggregate number of shares of Common Stock that would be issued upon exchange of Exchangeable Shares either outstanding or issuable for no additional consideration, by each Director and Named Officer of CanArgo and by all Directors and executive officers of CanArgo as a group.

                                                              AMOUNT AND NATURE OF    PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP      CLASS
------------------------                                      --------------------    ----------
Terrenex Acquisition Corporation............................
  1580, 727 - 7th Avenue SW
  Calgary, AB, Canada T2P 0Z5                                      2,355,391(1)         11.04%
Provincial Securities Limited...............................
  607 Gilbert House, Barbican
  London EC2Y 8BD UK                                               1,671,250             7.86%
Michael R. Binnion..........................................         426,159(2)          2.00%
Peder Paus..................................................         365,894(3)          1.72%
Nils N. Trulsvik............................................         103,700(4)             *
David Robson................................................          75,000(5)             *
J.F. Russell Hammond........................................          28,750(6)             *
Robert A. Halpin............................................          13,500(7)             *
Rune Falstad................................................          10,500                *
Alfred Kjemperud............................................               0                0%

All executive officers and..................................
Directors as a group (8 persons)                                   1,033,003(8)           4.8%

---------------

* Less than 1%.

(1) Includes 76,000 shares underlying presently exercisable warrants to acquire Exchangeable Shares.

(2) Includes 58,333 shares underlying presently exercisable options beneficially owned by Mr. Binnion. Also includes 127,191 shares, but excludes 2,228,200 shares, beneficially owned by Terrenex Acquisition Corporation of which Mr. Binnion is president, a director and an approximately 5.4% shareholder. Mr. Binnion disclaims beneficial ownership of all shares beneficially owned by Terrenex, other than the 127,191 shares which represent his 5.4% proportionate interest. See Note (1) above.

(3) Includes 15,715 shares underlying presently exercisable warrants to acquire Exchangeable Shares and 3,750 shares underlying presently exercisable options.

(4) Includes 30,000 shares underlying presently exercisable options.

(5) Represents 75,000 shares underlying presently exercisable options.

(6) Represents 28,750 shares underlying presently exercisable options. Excludes 2,355,391 shares owned by Terrenex Acquisition Corporation of which Mr. Hammond is Chairman, and 1,671,250 shares owned by Provincial Securities Limited for which Mr. Hammond is an investment advisor, as to which Mr. Hammond disclaims beneficial ownership.

(7) Includes 7,500 shares underlying presently exercisable options.

(8) See Notes 2-7; also includes 20,000 shares underlying presently exercisable options held by an executive officer not named in the foregoing table.

CHANGE OF CONTROL

     On July 15, 1998, CanArgo, then known as Fountain Oil Incorporated, completed a business combination with CanArgo Oil & Gas Inc. As part of the business combination, CanArgo Oil & Gas Inc. became a subsidiary of CanArgo, and CanArgo undertook to issue an aggregate of 9,790,900 shares of CanArgo Common Stock to the former holders of CanArgo Oil & Gas Inc. common shares. As a result, the former holders of CanArgo Oil & Gas Inc. common shares became entitled to receive shares representing approximately 47% of CanArgo's Common Stock, and Terrenex Acquisition Corporation and Provincial Securities Limited, which had been the two largest shareholders of CanArgo Oil & Gas Inc., became the two largest holders of CanArgo Common Stock. Upon consummation of the business combination, officers of CanArgo Oil & Gas Inc. assumed the senior management positions in CanArgo. In addition, Michael R. Binnion, J.F. Russell Hammond and David Robson, who had been directors of CanArgo Oil & Gas Inc., and Peder Paus, who was a substantial shareholder of Terrenex Acquisition Corporation, were elected as four of the six members of CanArgo's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Nicholas G. Dobrotwir served as Vice President of CanArgo from September 1997 until January 26, 1998. He continues to provide consulting services to CanArgo. Pursuant to a Memorandum of Agreement dated May 16, 1995 between Fielden Management Services Pty, Ltd. ("Fielden") and CanArgo, under which CanArgo acquired its interest in the Stynawske field project during the first quarter of 1997, CanArgo paid $500,000 and issued 87,500 shares of Common Stock having a value of $1,060,938 to Fielden in connection with the execution by a venture in which CanArgo has a substantial interest of an agreement to develop and operate the Stynawske field project. Mr. Dobrotwir has indirect beneficial ownership of the 87,500 shares of Common Stock owned by Fielden. Under the agreement, Fielden has the contingent right to receive up to an additional 187,500 shares of CanArgo's Common Stock upon the satisfaction of conditions related to the achievement of specified performance standards by the Stynawske field project.

     CanArgo is a 50% shareholder of CanArgo Power Corporation, which in turn owns 85% of a Georgian private power company. The other 50% of CanArgo Power is owned by Terrenex Acquisition Corporation, an entity that is affiliated with three of CanArgo's directors and is itself a principal stockholder of CanArgo. Michael R. Binnion is President and a director of both CanArgo and Terrenex; J.F. Russell Hammond is a director of CanArgo and Chairman of Terrenex; and Peder Paus, a director of CanArgo, is a 12% stockholder of Terrenex. During the first half of 1998, Terrenex, on behalf of both itself and CanArgo, provided all of the funds required by CanArgo Power. After the July 1998 business combination between CanArgo and CanArgo Oil & Gas Inc. was completed, CanArgo reimbursed Terrenex $398,000, representing half of the amount that had been advanced through that time. CanArgo and Terrenex have funded CanArgo Power equally since that time.

     In May 1998, Terrenex agreed to lend CanArgo Oil & Gas Inc. up to $1,000,000 through August 31, 1998 and subsequently advanced the $1,000,000. CanArgo Oil & Gas Inc. paid Terrenex a $10,000 commitment fee, $50,000 in draw down fees, and interest at the rate of 1/2% per month. In addition, CanArgo Oil & Gas Inc. granted Terrenex options exercisable until December 31, 1998 to acquire 12 1/2% of the stock of the subsidiary holding the Nazvrevi/Block XIII production sharing contract and 15% of CanArgo Oil & Gas Inc.'s position in any license received as a result of a consortium submission in response to the Dagestan tender for offshore drilling and production rights. Either option could be exercised by Terrenex paying CanArgo that percentage of all amounts expended by CanArgo through the exercise date on the relevant project equal to the percentage of the project being acquired by Terrenex through exercise of the option. The terms of the loan, including the option terms, were negotiated and approved by the directors of CanArgo Oil & Gas Inc. who had no affiliation with Terrenex. CanArgo subsequently extended the options through March 31, 1999 in consideration of the efforts of Terrenex in attempting to arrange financing for CanArgo. CanArgo repaid the Terrenex loan following completion of the business combination in July 1998. In recognition of the fact that dealings between CanArgo and Terrenex subsequent to the business combination might be criticized because of Terrenex's position as the largest stockholder of CanArgo and affiliations with Terrenex that three directors of CanArgo have, Terrenex decided to permit the options to expire unexercised.

     On July 14, 1998, CanArgo Oil & Gas Inc. issued to Peder Paus but retained in escrow 225,000 of its common shares, which were issued to Mr. Paus for financial services rendered in connection with the business combination that had been negotiated between CanArgo, then known as Fountain Oil Incorporated, and CanArgo Oil & Gas Inc. Upon the consummation of the business combination, Mr. Paus became a director of CanArgo, and the 225,000 common shares of CanArgo Oil & Gas Inc. were converted into 180,000 CanArgo Oil & Gas Inc. Exchangeable Shares, each of which could be exchanged for a share of CanArgo Common Stock. The shares were issued to Mr. Paus subject to the condition that the financial services rendered by Mr. Paus result in completed transactions. Although the business combination closed, post-combination financing that had been contemplated did not take place. As a result, Mr. Paus and CanArgo Oil & Gas Inc. agreed in September 1998 that since the condition had not been satisfied, the shares were not earned and should be canceled. The 180,000 Exchangeable Shares were subsequently canceled.

                    PROPOSAL TO APPROVE REVERSE STOCK SPLIT

GENERAL

     The Board of Directors has adopted a resolution setting forth a proposed amendment of CanArgo's Certificate of Incorporation to effect the combination of twenty-five issued and outstanding shares of CanArgo's Common Stock into one share (the "Reverse Split"), declaring its advisability, and directing that such amendment be considered at the Annual Meeting of Stockholders. The Board is hereby seeking stockholder approval of an amendment to CanArgo's Certificate of Incorporation to effect the Reverse Split. The Board unanimously recommends that the stockholders vote FOR this proposal. This proposal requires for approval the affirmative vote of a majority of the votes represented by the Voting Securities. Abstentions, broker non-votes and failures of stockholders to vote all have the effect of a vote against the proposal.

     The Reverse Split will be effected by the filing of a Certificate of Amendment of CanArgo's Certificate of Incorporation with the Secretary of State of the State of Delaware. The proposed form of the Certificate of Amendment to effect the Reverse Split is set forth as Appendix A to this Proxy Statement. If this proposal is approved by the stockholders, the Certificate of Amendment to effect the Reverse Split will be filed following the Annual Meeting, subject to the right granted to the Board of Directors to delay or abandon said amendment without further action by the stockholders should the Board of Directors deem such delay or abandonment to be in the best interests of CanArgo and its stockholders. The Board of Directors believes that delay may be appropriate if, for example, at the time of the Annual Meeting an offering of CanArgo's Common Stock is in process but has not yet been completed.

     The Reverse Split will result in the combination of each twenty-five issued and outstanding shares of Common Stock into one share of Common Stock. The Reverse Split will not reduce the 50,000,000 authorized shares of Common Stock, change the par value of the Common Stock or affect the number of authorized shares of CanArgo's Preferred Stock. As a result of the Reverse Split, the interests of CanArgo's stockholders will be represented by approximately one-twenty-fifth (1/25th) as many shares as before the Reverse Split, but the Reverse Split will not affect any stockholder's relative rights, preferences, privileges or priorities, or any stockholder's proportionate equity interest in CanArgo except for the impact of cash payments for fractional shares.

     Pursuant to the terms of CanArgo's Option Plans and certain stock option agreements, the number of shares issuable upon exercise of outstanding options will be proportionately reduced and the exercise price per share will be proportionately increased to reflect the reverse split. Likewise, following the Reverse Split, each Exchangeable Share issued by CanArgo Oil & Gas Inc. will be exchangeable for 1/25th of a share of Common Stock.

     Fractional shares of Common Stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will instead receive a cash payment equal to such fraction multiplied by 25 times the fair market value of one share of

Common Stock as of the business day immediately preceding the effective date of the Reverse Split. For this purpose, fair market value shall be deemed to be the mean between the high and low prices at which CanArgo's Common Stock trades on the OTC Bulletin Board on the trading day immediately preceding such effective date, or if it does not so trade, then the price determined by CanArgo's Board based upon recent trades and bid and asked prices. The interest in CanArgo of any stockholder who owns less than 25 shares of Common Stock immediately prior to the effective date of the Reverse Split, other than the stockholder's right to receive a cash payment in lieu of a fractional share, will terminate on the effective date of the Reverse Split.

REASONS FOR THE REVERSE SPLIT

Review of Delisting Decision

     On March 29, 1999, The Nasdaq Stock Market advised CanArgo that CanArgo's Common Stock, which since 1995 had been traded on the Nasdaq National Market System, had been delisted from The Nasdaq Stock Market. As a result of the delisting, CanArgo Common Stock now trades on the OTC Bulletin Board. The delisting was based upon CanArgo's failure to meet Nasdaq's continued listing requirement that the bid price for a listed security be at least $1.00 per share. The bid price for CanArgo's Common Stock has been below $1.00 since August 1998. CanArgo had requested an exception to the minimum bid price requirement while it pursued a plan, including a reverse split of CanArgo's Common Stock, to increase the bid price for its Common Stock to a level above $1.00 per share. The Nasdaq Listing Qualifications Panel (the "Panel") that considered the request, however, rejected it, which resulted in the delisting.

     CanArgo has requested a review of the Panel's decision by the Nasdaq Listing and Hearing Review Council (the "Review Council"). Based upon discussions with members of the Nasdaq staff, CanArgo's management believes that one factor that will be taken into consideration by the Review Council is the bid price for CanArgo Common Stock at the time it reviews the Panel's decision. If the bid price for CanArgo Common Stock at the time of the review is well in excess of Nasdaq's continued listing requirement of a $1.00 per share minimum bid price and particularly if the bid price is in excess of Nasdaq's initial listing requirement of a $5.00 per share minimum bid price, CanArgo believes that its prospects for a reversal of the Panel's decision will be enhanced. On the other hand, if the bid price for CanArgo Common Stock at the time of the review remains below $1.00 per share, then CanArgo believes that an affirmance of the Panel's decision is virtually certain. There can be no assurances that an elevated bid price will cause the Review Council to reverse the Panel's decision. The Review Council is expected to review the Panel's decision no earlier than July 1999.

     CanArgo's Board of Directors has proposed the 1-for-25 Reverse Split in an attempt to establish a Common Stock structure that might achieve a bid price in excess of the $5.00 minimum bid price required under Nasdaq's initial listing
requirements for the National Market System. On April      , 1999, the closing
bid price for CanArgo Common Stock on the OTC Bulletin Board was $0.     per
share. Although any increase in the bid price for shares of CanArgo Common Stock may be proportionately less than the decrease in the number of shares outstanding, the Reverse Split, if approved, should result in a substantially higher bid price for the shares. That price, however, may not be at the level the Board had hoped to achieve.

     If the Review Council reverses the Panel's decision, CanArgo Common Stock would be readmitted to trading on The Nasdaq Stock Market. CanArgo does not expect a decision from the Review Council before October 1999.

     For reasons specified below under "Qualification for Listing," CanArgo's Board of Directors believes that it is important to maximize CanArgo's prospects for a favorable decision from the Review Council.

Qualification for Listing

     The Board of Directors believes that, for a number of reasons, it is in the best interests of CanArgo and its stockholders for CanArgo's Common Stock to be listed. If the Review Council affirms the Panel's decision that delisted CanArgo's Common Stock from The Nasdaq Stock Market, CanArgo will consider applying for listing to The Nasdaq Stock Market or a national securities exchange, provided it then satisfies the minimum initial listing requirements for the market or exchange to which the application would be made.

     CanArgo's Board of Directors believes that securities listed on The Nasdaq Stock Market, as compared to securities traded on the OTC Bulletin Board, generally benefit from:

     -  smaller percentage spreads between bid and asked prices;

     -  greater availability of accurate and timely quotations; and

     -  lower transactions costs.

While securities listed on national securities exchanges trade through an auction, rather than a bid and asked, regime, the second and third comparisons are as applicable to national securities exchanges as to The Nasdaq Stock Market.

     Securities listed on the Nasdaq National Market System and national securities exchanges are exempt from the registration requirements of state securities laws. This exemption reduces the time and costs associated with complying with state securities laws when raising capital.

     The listing of CanArgo's Common Stock on the Oslo Stock Exchange has been a secondary listing, with the primary listing being on The Nasdaq Stock Market. If CanArgo's request for a review of the Panel's decision to delist its Common Stock from The Nasdaq Stock Market does not result in the readmission of its Common Stock to trading on The Nasdaq Stock Market and CanArgo is not able to establish another primary listing acceptable to the Oslo Stock Exchange, CanArgo could not maintain a secondary listing on the Oslo Stock Exchange. While CanArgo could apply for a primary listing on the Oslo Stock Exchange, administrative requirements of that exchange attaching to a primary listing make an Oslo Stock Exchange primary listing not a feasible alternative for CanArgo. Thus, CanArgo's ability to maintain its listing on the Oslo Stock Exchange may depend upon its ability to regain its listing on The Nasdaq Stock Market or to establish another listing in the United States.

Marketability of Common Stock

     CanArgo's Board of Directors believes that the current low per share price of CanArgo Common Stock has a negative effect on the marketability of outstanding shares, the cost of transactions involving CanArgo Common Stock, and the ability of CanArgo to raise additional capital through the issuance of additional shares of Common Stock.

     Some investors view low-priced stocks, even if not classified as penny stock, as unduly speculative and therefore not potential candidates for investment. Many institutional investors have internal policies prohibiting the purchase of or maintenance of positions in low-priced stocks. This has the effect of limiting the pool of potential purchasers of CanArgo Common Stock at present price levels.

     In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stocks, because brokerage commissions on such stocks generally represent a higher percentage of the sales price than the commission on higher-priced stocks. Any reduction in brokerage commissions that results from the Reverse Split, however, could be offset in whole or part by increased brokerage commissions attaching to sales of odd lots created by the Reverse Split.

Availability of Additional Shares for Future Issuance

     The Board of Directors also believes that it is in the best interests of CanArgo and its stockholders to adjust CanArgo's capitalization in a manner conducive to providing CanArgo with the flexibility to consider future issuances of Common Stock for various corporate purposes.

     CanArgo is presently authorized to issue 50,000,000 shares of Common Stock,
of which           shares were outstanding on the Record Date,           shares
were reserved for issuance in connection with the exchange of Exchangeable
Shares,           shares were reserved for issuance in connection with
outstanding options and an additional 187,500 shares were reserved for issuance in connection with contingent rights to acquire Common Stock. In addition, CanArgo has filed a registration statement with the Securities and Exchange Commission relating to a proposed public offering of 21,264,643 shares of Common Stock in order to raise additional equity capital. Were all Exchangeable Shares exchanged for shares of Common Stock, all options exercised, all other shares reserved pursuant to existing commitments issued and all shares registered in the registration statement
issued and sold, CanArgo would have           authorized but unissued shares
available for issuance.

     The Reverse Split will not affect the number of shares which CanArgo is authorized to issue. Thus, assuming all of the shares reserved pursuant to existing commitments or in connection with the proposed public offering were issued and outstanding, CanArgo after the Reverse Split would have approximately shares available for future issuance. The Reverse Split will thus provide a sufficient reserve of such shares for the future growth and needs of CanArgo. CanArgo has no present plans, agreements, or commitments for the reservation or issuance of additional shares of Common Stock, except in connection with its stock option plans. See "Proposal to Amend the 1995 Long-Term Incentive Plan." The Board, however, believes that the availability of such shares will afford CanArgo greater flexibility in considering possible future issuances of shares for various corporate purposes. Such purposes might include, without limitation:

     - payment of part or all of the consideration required in connection with the acquisition of interests in oil and gas properties, on-going businesses or other assets;

     - obtaining additional equity capital to strengthen CanArgo's financial condition and permit the expansion or development of business opportunities;

     - establishment of employee benefit programs to enable CanArgo to retain and attract qualified personnel; and

     -  satisfaction of various obligations of CanArgo.

     Any issuance of additional shares of Common Stock would be in the discretion of the Board, which has the authority to determine, subject to applicable law and the regulations of any stock exchange or comparable entity such as The Nasdaq National Market to which CanArgo may in the future be subject (which may require stockholder approval for the issuance of shares in certain circumstances), whether, when and on what terms to issue shares of Common Stock. The additional shares will thus be available for issuance from time to time without further action by the stockholders, thereby enabling CanArgo to avoid the delays and expenses attendant to obtaining further stockholder approval and providing CanArgo with the flexibility needed to act promptly when business opportunities or propitious market conditions for financing present themselves. The Board may issue Common Stock without first offering such shares to CanArgo's stockholders, since stockholders do not have preemptive rights with respect to the Common Stock. Except where shares are issued on a pro rata basis to all stockholders (such as in a stock dividend or stock split), the issuance of additional shares of Common Stock, including issuance upon conversion of securities convertible into Common Stock, would reduce the proportionate ownership interests in CanArgo held by current stockholders not parties to such issuances.

     The availability for issuance of additional shares of Common Stock could enable the Board to render more difficult or discourage an attempt to obtain control of CanArgo. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the proportionate ownership interest of a party interested in obtaining control of CanArgo. This effect would be particularly pronounced if the shares were issued to a party or parties supportive of the then current management. CanArgo has no present intention to issue shares of Common Stock to deter a change in control.

EXCHANGE OF CERTIFICATES

     After the Reverse Split is effective, each certificate representing shares of Common Stock will, until surrendered and exchanged as described herein, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock into which the shares evidenced by such certificate have been combined as a result of the Reverse Split and the right to receive from CanArgo the amount of cash for any fractional share. As soon as practicable after the Reverse Split is effective, CanArgo's transfer agent will mail a transmittal form to each holder of record of certificates representing pre-split shares of Common Stock. After receipt of such transmittal form, each holder should complete and return the transmittal form together with his certificates representing pre-split shares of Common Stock. Such holder will then receive new certificates representing the whole number of shares of Common Stock to which he is entitled as a result of the Reverse Split together with any cash which may be payable in lieu of any fractional share. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Stockholders who hold their shares in "street name" or through a nominee will not receive a transmittal form. Although stockholders are encouraged to exchange their stock certificates promptly after receipt of the transmittal form, certificates representing pre-split shares will constitute "good delivery" in connection with sales, through a broker or otherwise, of Common Stock. STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

VOTE REQUIRED

     The CanArgo Board of Directors unanimously recommends that the stockholders vote FOR the proposed amendment of CanArgo's Certificate of Incorporation to effect the Reverse Split. This proposal requires for approval the affirmative vote of a majority of the votes represented by the Voting Securities. Abstentions, broker non-votes and failures of stockholders to vote all have the effect of a vote against the proposal.

              PROPOSAL TO AMEND THE 1995 LONG-TERM INCENTIVE PLAN

     The Board of Directors is seeking stockholder approval of a proposal to increase the number of shares of Common Stock that may be issued under CanArgo's 1995 Long-Term Incentive Plan (the "Plan"). The proposed amendment to the Plan would increase the total number of shares that could be issued under the Plan from 750,000 to 4,000,000 shares, subject to a limit on the number of outstanding stock options and stock appreciation rights under the Plan to an amount that would not exceed 10% of the number of then outstanding shares of Common Stock. In the event the Reverse Split is effective, the number of shares referred to in the preceding sentence would be reduced to 30,000 and 160,000, respectively. See "Securities Subject to the Plan" below.

     The Plan was adopted by the Board of Directors on November 14, 1995 and approved by the stockholders on February 12, 1996. On March 18, 1997, the Board amended the provisions of the Plan relating to automatic option grants to non-employee directors to provide for (1) option grants on the last day of any fiscal year in which CanArgo does not hold a stockholder meeting at which directors are elected and (2) option grants to the Vice Chairman of the Board if the then Chairman is an employee of CanArgo.

     At March 31, 1999, there were 695,084 shares subject to outstanding options under the Plan and 54,916 shares available for future option grants. In connection with its July 1998 combination with CanArgo Oil and Gas Inc., CanArgo assumed the CanArgo Oil and Gas Inc. Stock Option Plan under which 888,000 shares are subject to outstanding options and 100,000 shares are available for future option grants. As a result of the limited number of shares available for option grants under these plans, the Board of Directors believes it would be in CanArgo's best interests to increase the number of shares available under the Plan so that CanArgo will be able to continue to grant awards under the Plan to attract, retain and motivate employees, directors, consultants and advisors.

     The following summary of the principal provisions of the Plan is subject to the full text thereof. Any stockholder may obtain a copy of the Plan upon written request.

PURPOSE OF THE PLAN

     The purpose of the Plan is to further the interests of CanArgo by enabling employees, directors, consultants and advisors of CanArgo and its subsidiaries, upon whose judgment, initiative and effort CanArgo is dependent, to acquire a proprietary interest in CanArgo by ownership of its stock through the exercise of stock options and stock appreciation rights ("Awards") granted under the Plan. CanArgo believes that the

Plan will enable it to attract and retain participants' services and motivate participants to increase CanArgo's value, and that the Plan will provide CanArgo with flexibility in compensating such participants. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

SECURITIES SUBJECT TO THE PLAN

     The Plan currently authorizes the issuance of 750,000 shares of CanArgo's Common Stock in connection with Awards granted under the Plan. The Board of Directors has adopted an amendment to the Plan, subject to stockholder approval, to increase the total number of shares that may be issued under the Plan from 750,000 to 4,000,000 shares, subject to the limitation that the number of shares subject to outstanding Awards under the Plan at any time may not exceed an amount equal to 10% of the number of then outstanding shares of Common Stock. For example, at March 31, 1999, CanArgo had outstanding options covering 695,084 shares of Common Stock and 19,393,444 shares of Common Stock outstanding. If the proposed amendment had been in effect at March 31, 1999, CanArgo would have been able to grant Awards for an additional 1,244,260 shares. As the number of outstanding shares of Common Stock increases (for example, as a result of option exercises or in connection with financings), the number of shares available for Awards under the Plan will also proportionately increase, subject to a maximum of 4,000,000 shares, as presently constituted.

     In the event of any change in the number of outstanding shares of the Common Stock by reason of recapitalization, reclassification, stock dividend, stock split, or combination of shares, such as the Reverse Split, or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares to which the Plan and outstanding Awards relate and the exercise price of Awards. The number of shares available under the Plan and all share amounts referred to herein have been adjusted to give effect to a 1-for-2 reverse stock split of CanArgo's outstanding Common Stock effected on July 15, 1998. If the Reverse Split is approved by the stockholders and becomes effective, the number of shares authorized under the Plan and subject to outstanding Awards will be reduced to one-twenty-fifth (1/25th) of the numbers authorized and outstanding immediately before the effectiveness of the Reverse Split, and the exercise price per share of outstanding Awards will be proportionately increased.

ADMINISTRATION

     The Plan may be administered either by the Board of Directors or by a Committee consisting of at least two directors appointed by the Board of Directors. Currently the Plan is administered by the Compensation Committee which consists of J.F. Russell Hammond and Nils N. Trulsvik. The Committee has full authority, subject to the provisions of the Plan, to grant Awards, to designate the recipients of Awards and terms of the Awards, to establish rules and regulations which it may deem appropriate for the proper administration of the Plan, and to interpret and make determinations under the Plan. Members of the Committee serve at the discretion of the Board.

     As non-employee directors of CanArgo, Messrs. Hammond and Trulsvik are only eligible to receive non-discretionary automatic option grants under the Plan as described below under "Automatic Option Grants to Non-Employee Directors."

ELIGIBILITY

     Awards may be granted to persons who are employees, directors, consultants and advisors of CanArgo or any subsidiary of CanArgo, provided that non-employee directors of CanArgo are only eligible to receive non-discretionary automatic option grants as described below under "Automatic Option Grants to Non-Employee Directors." The terms "consultant" and "advisor" are not defined in the Plan. While such terms are generally considered to refer to persons who render services or advice in a capacity other than as an employee, it will be the responsibility of the Committee to construe and interpret such terms on a case by case basis. Awards are not transferable or assignable other than by will or by the laws of descent and distribution.

     At March 31, 1999, CanArgo had           employees and six directors
(including four non-employee directors) who were eligible to receive Awards under the Plan. CanArgo also from time to time retains various consultants and advisors who would be eligible to receive Awards under the Plan. For information concerning options granted during 1998 to specified executive officers and directors, see "Election of Directors -- Directors' Compensation" and "Executive Compensation."

TERMS AND CONDITIONS OF OPTIONS

     Options granted under the Plan may be either incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-qualified stock options ("Non-qualified Options"). Incentive Options may be granted only to persons who are employees of CanArgo or any subsidiary of CanArgo.

     Options granted under the Plan expire on such date as is determined by the Committee, unless earlier terminated as provided in the Plan; except that Incentive Options may expire no later than ten years after the grant date (five years with respect to optionees who are more than ten percent stockholders of CanArgo) and options granted pursuant to a Sub-Plan for persons who are domiciled in the United Kingdom and subject to taxation therein may expire no later than seven years from the date of grant.

     An option is exercisable at such times as are determined by Committee on the grant date. The purchase price for shares to be issued upon exercise of an option is determined by the Committee at the time of grant, but with respect to an Incentive Option such price may not be less than 100% of the fair market value of the Common Stock on the grant date (110% of the fair market value in the case of an optionee who is a more than 10% stockholder of CanArgo).

     If the aggregate fair market value (determined at the time an Incentive Option is granted) of Common Stock for which Incentive Options are exercisable for the first time during any calendar year exceeds $100,000, the amount of such excess will be treated as Non-qualified Options.

     The exercise price of an option is payable in full at the time of delivery of the shares in cash or, at the option of the Committee, in shares of CanArgo's Common Stock, by full recourse promissory note, or by waiver of compensation due or accrued for services rendered. The use of Common Stock as payment for the exercise of an option enables an optionee to "pyramid" his options; that is, to automatically apply the shares received upon the exercise of a portion of an option to satisfy the exercise price for additional portions of the option. The effect of pyramiding is to allow an optionee to deliver a relatively small number of shares in satisfaction of the exercise price of a greater number of shares under the option. Any promissory note delivered in payment of the exercise price of an option must provide for interest at a rate sufficient to avoid imputation of income under the Code and may contain such other terms and conditions as the Committee deems appropriate, provided that promissory notes of non-employees must be adequately secured by collateral other than the shares purchased.

     The Committee may grant "reload options" under the Plan. A reload option is a new option which is automatically granted when the optionee exercises a previously granted option and pays for the exercise price of the prior option by delivering already owned shares. The number of reload options is equal to the number of shares surrendered to pay for the exercise price of the prior option.

     If an optionee ceases to be an employee, director, consultant or advisor for any reason other than death, permanent disability (as defined in the Plan) or termination for cause (as defined in the Plan), the option expires on the earlier of (1) the thirtieth day from the date of termination of employment (unless the Committee provides a longer specified period), or (2) expiration of the term of the option, but in any event an Incentive Option may expire no later than three months from the date of termination of employment. Upon the death or permanent disability of an optionee while an employee, director, consultant or advisor, the option expires on the earlier of (1) six months from the date of death or permanent disability (unless the Committee provides an extension of such six-month period), or (2) expiration of the term of the option, but in any event an Incentive Option may expire no later than one year from the date of death or permanent disability. If an optionee's relationship with CanArgo is terminated for cause, the option expires on the date of such termination. During the period between termination of the optionee's relationship and expiration of the option, the option may be exercised only to the extent that it was exercisable on the date of such termination.

     These and other terms and conditions of the options are set forth in an agreement entered into between CanArgo and the optionee at the time an option is granted.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

     Non-employee directors of CanArgo are ineligible to receive Awards under the Plan except pursuant to a Sub-Plan which provides for automatic grants of Non-qualified Options to non-employee directors. Pursuant to the Sub-Plan, options to purchase 3,750 shares of Common Stock are automatically granted to each non-employee director on each of (1) date of each meeting of stockholders at which a non-employee director is elected or re-elected as a director (or the last day of the fiscal year if no such meeting was held during the year) and (2) the date a non-employee is first elected a director if not at a meeting of stockholders. In addition, a non-employee director will be automatically granted an option to purchase 3,750 shares of Common Stock on each date such person is elected or re-elected by the Board of Directors as Chairman of the Board, or as Vice Chairman if the Chairman is an employee of CanArgo.

     The exercise price of each option granted to non-employee directors is equal to 100% of the fair market value of the Common Stock on the date the option is granted. Each option is 100% vested six months after the date of grant. Options expire on the first to occur of three years from the date of grant or the first anniversary of the date the director ceases to be a director for any reason. Except as specifically set forth in the Sub-Plan, the options will be subject to the terms and conditions of the Plan applicable to Non-qualified Options. The Sub-Plan is administered by the Board of Directors.

     Currently, J.F. Russell Hammond, Peder Paus and Nils N. Trulsvik are eligible to participate in the Sub-Plan. Such persons will each receive options to purchase 3,750 shares on the date of the Annual Meeting of Stockholders at a exercise price equal to the fair market value of the Common Stock on that date. The Board of Directors has not, and does not intend to, appoint a non-employee director as Vice Chairman of the Board. See "Election of Directors -- Directors' Compensation" for information concerning options granted to non-employee directors in 1998.

STOCK APPRECIATION RIGHTS

     A stock appreciation right ("SAR") entitles the holder to receive a payment in cash and/or Common Stock, in the Committee's discretion, equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price of the SAR. The Committee establishes the exercise price and vesting schedule of the SAR at the date of grant. Unless otherwise specifically provided in a participant's agreement, an SAR expires on the first to occur of
(1) the tenth anniversary of the date the SAR was granted; (2) 30 days (subject to extension) after the holder ceases to be an employee, director, consultant or advisor for any reason other than death, permanent disability or termination for cause; (3) six months (subject to extension) after the holder ceases to be an employee, director, consultant or advisor by reason of death or permanent disability; and (4) the date a holder is terminated as an employee, director, consultant or advisor for cause (as defined in the Plan). During the period between termination of the holder's relationship with CanArgo and expiration of the SAR, the SAR may only be exercised to the extent that it was vested on the date of such termination. To date, CanArgo has not granted any SARs.

RESTRICTED STOCK

     As a means of enabling a participant to commence his holding period under Rule 144 of the Securities Act of 1933 with respect to shares of Common Stock subject to an Award which have not been registered under the 1933 Act, the Committee may, in its sole discretion, permit a participant to exercise the non-vested portion of an Award and receive shares of restricted stock upon such exercise which will vest at the same rate as provided in the Award which was exercised. If any Award so exercised expires without becoming fully vested, any restricted stock issued which has not vested must be returned to CanArgo in exchange for a payment in cash or stock by CanArgo equal to the exercise price paid for such restricted shares, subject to any legal requirements relating to a corporation's ability to repurchase its securities. CanArgo has registered the shares issuable under the Plan under the 1933 Act and intends to register the additional shares authorized if this proposal is approved.

DURATION AND MODIFICATION OF THE PLAN AND AWARDS

     No Awards may be granted under the Plan after November 13, 2005. The Board of Directors may terminate or amend the Plan, except that stockholder approval is required to increase the total number of shares issuable under the Plan or to change the designation of the class of persons eligible to receive Incentive Options.

     The Committee may modify or amend the terms of outstanding Awards, including a change or acceleration of the vesting of an Award, and it may exchange, cancel or substitute Awards, subject to the consent of the holder of the Award.

     Each outstanding Award will terminate on the date of CanArgo's liquidation or dissolution, or reorganization, merger or consolidation in which CanArgo is not the survivor, or the sale of substantially all of the assets of CanArgo or of more than 80% of the then outstanding stock of CanArgo to another corporation or entity, unless the surviving or acquiring corporation or entity agrees to assume the outstanding Awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a summary of certain significant federal income tax consequences of the Plan based on currently applicable provisions of the Code and the regulations promulgated thereunder applicable to participants in the Plan who are subject to taxation in the United States. The majority of the Plan participants are not residents of the United States or subject to U.S. taxation.

     GRANT OF STOCK OPTIONS. The grant of an Incentive Option or a Non-qualified Option under the Plan is not a taxable event to the optionee.

     EXERCISE OF NON-QUALIFIED STOCK OPTIONS. An optionee will recognize ordinary income for federal income tax purposes on the date a Non-qualified Option is exercised. The amount of income recognized is equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.

     The optionee's tax basis in the shares acquired upon the exercise of a Non-qualified Option is equal to the fair market value of the shares on the exercise date. The optionee will recognize capital gain or loss upon a sale or exchange of the option shares to the extent of any difference between the amount realized and the optionee's tax basis in the shares.

     EXERCISE OF INCENTIVE STOCK OPTIONS. An optionee will not recognize income upon the exercise of an Incentive Option. However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax.

     If the optionee does not dispose of the shares received upon exercise of the option within either the two-year period after the Incentive Option was granted or the one-year period after the exercise of the Incentive Option (the "ISO holding periods"), the optionee will recognize capital gain or loss when he disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

     If the shares acquired upon exercise of an Incentive Option are disposed of before the end of the ISO holding periods, the disposition is a "disqualifying disposition" which results in the optionee recognizing ordinary income in an amount generally equal to the lesser of (1) the excess of the value of the shares on the option exercise date over the exercise price or (2) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

     EXERCISE OF STOCK OPTIONS USING STOCK. The delivery of shares of CanArgo Common Stock already owned by the optionee in payment of the exercise price of a Non-qualified Option will not result in taxable gain to the optionee, even if the shares delivered have appreciated in value from the time they were acquired. Instead, a portion of the shares received upon exercise (equal in number to the number of shares delivered) will have the same tax basis as, and will be deemed to have been acquired on the date of acquisition of, the shares delivered by the optionee. The optionee will recognize ordinary income equal to the fair market value of the shares received in excess of the number delivered. These additional shares will have a tax basis equal to their fair market value on the exercise date, and will be deemed to have been acquired on such date.

     The delivery of shares in payment of the exercise price of an Incentive Option generally will not result in the recognition of gain by the optionee with respect to the appreciated value of the delivered shares. However, if the shares delivered were acquired upon exercise of an Incentive Option and have not been held for the ISO holding periods, the delivery will constitute a disqualifying disposition of such shares. In any event, no income will be recognized at the time of exercising an Incentive Option with respect to the difference between the fair market value of the shares received and the aggregate exercise price.

     Under proposed Treasury Regulations, a number of shares acquired pursuant to the exercise of an Incentive Option equal to the number of shares surrendered will have a basis and a capital gains holding period equal to those of the shares surrendered. Shares acquired pursuant to the exercise of an Incentive Option in excess of the number tendered in payment of the exercise price will have a zero tax basis with a capital gains holding period beginning on the exercise date. If any shares acquired pursuant to a stock-for-stock exercise of an Incentive Option are sold or exchanged before satisfying the ISO holding periods, in determining the amount of ordinary income recognized, the zero basis shares will be deemed disposed of first.

     STOCK APPRECIATION RIGHTS. A holder recognizes no income at the time an SAR is granted under the Plan. When an SAR is exercised and settled in cash the holder will recognize ordinary income in an amount equal to the cash received. Alternatively, in the case of an SAR settled in shares of Common Stock, the holder will recognize ordinary income in an amount equal to the fair market value of the shares acquired at the time of exercise. Such shares will be deemed to have been acquired on such date and will have a tax basis equal to their fair market value on such date.

     RESTRICTED STOCK. In the case of an exercise of an Award payable in restricted shares of Common Stock, generally the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are freely tradable and no longer subject to a substantial risk of forfeiture over the amount paid for such shares, if any, unless the recipient makes an election under Section 83(b) of the Code to recognize income at the date of exercise. Such shares will be deemed to have been acquired on such date and will have a tax basis equal to their fair market value on such date.

     COMPANY DEDUCTIONS. CanArgo (or its subsidiary) generally is entitled to a deduction for federal income tax purposes at the same time and in the same amount that the optionee recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. Neither CanArgo nor any subsidiary is entitled to a deduction with respect to payments that constitute "excess parachute payments" pursuant to Section 280G of the Code and that do not qualify as reasonable compensation pursuant to that section. Such payments also subject the recipients to a 20% excise tax.

     Code Section 162(m), enacted in 1993, precludes a public corporation from taking a deduction in 1994 and subsequent years for compensation in excess of $1 million for its chief executive officer or any of its other four highest paid officers. Based on the current market price of CanArgo's Common Stock, CanArgo does not believe that any compensation derived from the exercise of Awards granted under the Plan, together with other compensation paid to CanArgo's executive officers, will exceed $1 million in any year for any such officer. If, however, it appears that such limit could be exceeded at any time in the future, CanArgo's Board of Directors will determine what action, if any, at that time would be appropriate in light of Section 162(m).

     CanArgo has the right to withhold any sums required by federal, state or local tax laws to be withheld with respect to the exercise of any Non-qualified Option or SAR from sums owing to the person exercising such Award or, in the alternative, may require such person to pay such sums to CanArgo prior to or in connection with such exercise. The Committee, in its sole discretion, may allow a participant to satisfy such tax withholding obligation by withholding from the shares receivable upon exercise of a Non-qualified Option or SAR settled in shares a number of shares which have a fair market value equal to the amount to be withheld.

VOTE REQUIRED

     The Board unanimously recommends that the stockholders vote FOR this proposal. This proposal requires for approval the affirmative vote of a majority of the votes represented by the Voting Securities present in person or by proxy and entitled to vote. Abstentions have the effect of a vote against the proposal and broker non-votes have no effect on the vote.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of CanArgo for the year ending December 31, 1999 and to perform other appropriate services. PricewaterhouseCoopers LLP audited CanArgo's financial statements for the year ended December 31, 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR ratification of such selection. In the event of a negative note on such ratification, the Board of Directors will select another firm of independent accountants. This proposal requires for approval the affirmative vote of a majority of the Voting Securities present in person or by proxy and entitled to vote. Abstentions have the effect of a vote against the proposal and broker non-votes have no effect on the vote.

                             STOCKHOLDER PROPOSALS

     Any stockholder intending to submit to CanArgo a proposal for inclusion in CanArgo's Proxy Statement and proxy for the 2000 Annual Meeting must submit such
proposal so that it is received by CanArgo no later than           , 1999, and
such proposal must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934.

     If a stockholder submits a proposal at CanArgo's Annual Meeting of Stockholders to be held in 2000 other than in accordance with Rule 14a-8 and
does not provide notice of such proposal to CanArgo by           , 2000, the
holders of any proxy solicited by CanArgo's Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

                            DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the Meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be presented.

                                                     SUSAN E. PALMER
                                                        Secretary

          , 1999

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION
                         OF CANARGO ENERGY CORPORATION

     CanArgo Energy Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     1. The Board of Directors of the Corporation has adopted a resolution setting forth the amendment to the Corporation's Certificate of Incorporation set forth below and declaring its advisability.

     2. Pursuant to a resolution of this Corporation's Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment set forth below.

     3. Paragraph (a) of Article Fourth of the Corporation's Certificate of Incorporation be amended by striking said paragraph (a) and inserting in lieu thereof the following, so that such paragraph (a) will read in its entirety as follows:

     "(a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty-five million (55,000,000), in two (2) classes consisting of:

        (1) A class consisting of five million (5,000,000) shares of Preferred Stock, par value ten cents ($.10) per share (the "Preferred Stock"); and

        (2) A class consisting of fifty million (50,000,000) shares of Common Stock, par value ten cents ($.10) per share (the "Common Stock").

     Upon an amendment of this paragraph (a) of Article Fourth that reflects the inclusion of this sentence becoming effective (the "Effective Date"), each twenty-five (25) shares of the Corporation's Common Stock, par value ten cents ($.10) per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be reclassified as, and changed, converted and combined into, one (1) validly issued, fully paid and non-assessable outstanding share of Common Stock of the Corporation, without any action on the part of the holder thereof. No fractional shares shall be issued in connection with such reclassification. Each stockholder who would otherwise be entitled to receive a fractional share of Common Stock in connection with such reclassification shall be entitled to receive, in lieu thereof, a cash payment equal to such fraction multiplied by twenty-five times the fair market value of one share of the Corporation's Old Common Stock as of the business day immediately preceding the Effective Date. For this purpose, fair market value shall be deemed to be the mean between the high and low prices at which the Corporation's Old Common Stock trades on the OTC Bulletin Board on the trading day immediately preceding such Effective Date, or if such Old Common Stock does not so trade, then the fair market value as determined by the Corporation's Board of Directors based upon recent trades and bid and asked prices of the Old Common Stock. Each certificate that immediately prior to the Effective Date represented shares of Old Common Stock shall upon and after the Effective Date represent (i) that number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and (ii) the right to receive cash in lieu of a fractional share of Common Stock as aforesaid; provided, however, that each person holding of record a stock certificate or certificates that immediately prior to the Effective Date represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, (x) a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled pursuant to the foregoing reclassification and (y) a cash payment in lieu of the issuance of a fractional share of Common Stock as aforesaid."

     4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, CanArgo Energy Corporation has caused this Certificate
to be executed by           , its           , on this      day of           ,
1999.

                           CANARGO ENERGY CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                          , 1999

     The undersigned hereby constitutes and appoints           and           ,
and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Voting Securities
of CanArgo Energy Corporation held of record by the undersigned on           ,
1999 at the Annual Meeting of Stockholders to be held on           , 1999, or
any adjournment or postponement thereof, as designated below:

(1)  ELECTION OF DIRECTORS:  [ ]   FOR all nominees listed    [ ]   WITHHOLD AUTHORITY
                                   below (except as                 to vote for all
                                   indicated to the contrary        nominees listed
                                   below)                           below

        Michael R. Binnion, J.F. Russell Hammond, Peder Paus, David Robson, Nils N.
                                         Trulsvik

       (INSTRUCTION: To withhold authority to vote for any nominee, line through his name above.)

(2) To approve an amendment to the Certificate of Incorporation to effect a 1-for-25 reverse stock split of the outstanding Common Stock.

     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(3) To approve a proposal to amend the 1995 Long-Term Incentive Plan.

     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of CanArgo for the year ending December 31, 1999.

     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(5) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

Dated:  _____________________  , 1999   ______________________________________
                                                   Signature(s)

IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                         (EFFECTIVE NOVEMBER 14, 1995)

                   (AMENDED AND RESTATED AS OF JULY 15, 1998)

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
1.   PURPOSE.....................................................     1
2.   DEFINITIONS.................................................     1
     (a) "Award".................................................     1
     (b) "Award Agreement".......................................     1
     (c) "Board".................................................     1
     (d) "Code"..................................................     1
     (e) "Committee".............................................     1
     (f) "Common Stock"..........................................     1
     (g) "Compensation Committee"................................     1
     (h) "Corporation"...........................................     1
     (i) "Director"..............................................     1
     (j) "Employee"..............................................     1
     (k) "Exchange Act"..........................................     1
     (l) "Exercise Price"........................................     1
     (m) "Fair Market Value".....................................     1
     (n) "For Cause".............................................     2
     (o) "Incentive Stock Option"................................     2
     (p) "Non-qualified Stock Option"............................     2
     (q) "Option"................................................     2
     (r) "Participant"...........................................     2
     (s) "Plan"..................................................     2
     (t) "Purchase Price"........................................     2
     (u) "Pyramiding"............................................     2
     (v) "Reload"................................................     3
     (w) "Share".................................................     3
     (x) "Stock Appreciation Right"..............................     3
     (y) "Subsidiary"............................................     3
     (z) "Ten Percent Stockholder"...............................     3
     (aa)"Total and Permanent Disability"........................     3
     (bb)"Vest" or "Vesting".....................................     3
     (cc)"Voting Power"..........................................     3
3.   EFFECTIVE DATE..............................................     3
4.   ADMINISTRATION..............................................     4
     (a) Administration by the Board or the Committee............     4
     (b) The Committee...........................................     4
     (c) Powers of the Committee.................................     4
     (d) Committee's Interpretation of the Plan..................     5
5.   PARTICIPATION...............................................     5
     (a) Eligibility for Participation...........................     5
     (b) Eligibility for Awards..................................     5
6.   SHARES OF STOCK OF THE CORPORATION..........................     5
     (a) Shares Subject to This Plan.............................     5
     (b) Adjustment of Shares....................................     5
     (c) Awards Not to Exceed Shares Available...................     5
7.   TERMS AND CONDITIONS OF OPTIONS.............................     6
     (a) Eligibility for Incentive Stock Options.................     6
     (b) Award Agreements........................................     6
     (c) Number of Shares Covered by an Option...................     6
     (d) Exercise of Options.....................................     6
     (e) Vesting of Options......................................     6
     (f) Term and Expiration of Options..........................     6
     (g) Exercise Price..........................................     7
     (h) Medium and Time of Payment of Purchase Price............     7
     (i) Nontransferability of Options...........................     7

                                                                   PAGE
                                                                   ----
     (j) Termination of Employee, Director, Independent               7
         Contractor or Consultant Status for Any Reason Other Than
         Death, Total and Permanent Disability or For Cause......
     (k) Death of Participant....................................     8
     (l) Total and Permanent Disability of Participant...........     8
     (m) Termination For Cause...................................     8
     (n) Rights as a Stockholder.................................     8
     (o) Modification, Extension, and Renewal of Options.........     8
     (p) Other Provisions........................................     9
     (q) No Disqualification of Incentive Stock Options..........     9
     (r) Limitation on Incentive Stock Options...................     9
8.   STOCK APPRECIATION RIGHTS...................................     9
     (a) Stock Appreciation Right Award Agreements...............     9
     (b) Number of Shares Covered by a Stock Appreciation             9
         Right...................................................
     (c) Stock Appreciation Rights Issued and Exercised Without       9
         Payment of Consideration................................
     (d) Exercise of Stock Appreciation Rights...................     9
     (e) Vesting of Stock Appreciation Rights....................     9
     (f) Term and Expiration of Stock Appreciation Rights........    10
     (g) Exercise and Settlement of a Stock Appreciation Right...    10
     (h) Nontransferability of Stock Appreciation Rights.........    10
     (i) Termination of Employee, Director, Independent              10
         Contractor or Consultant Status for Any Reason Other Than
         Death, Total and Permanent Disability or For Cause......
     (j) Death of Participant....................................    11
     (k) Total and Permanent Disability of Participant...........    11
     (l) Termination For Cause...................................    11
     (m) Rights as a Stockholder.................................    11
     (n) Modification, Extension, and Renewal of Stock               11
         Appreciation Rights.....................................
     (o) Other Provisions........................................    12
9.   TERM OF PLAN................................................    12
10.  RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL........    12
     (a) Recapitalization........................................    12
     (b) Dissolution, Merger, Consolidation, or Sale or Lease of     12
         Assets..................................................
     (c) Determination by the Committee..........................    12
     (d) Limitation on Rights of Participants....................    12
     (e) No Limitation on Rights of Corporation..................    12
11.  SECURITIES LAW REQUIREMENTS.................................    13
     (a) Legality of Issuance....................................    13
     (b) Restrictions on Transfer; Representations of                13
         Participant; Legends....................................
     (c) Registration or Qualification of Securities.............    13
     (d) Exchange of Certificates................................    13
12.  EXERCISE OF UNVESTED OPTIONS................................    14
     (a) Purpose of Section 12...................................    14
     (b) Exercise of Non-Vested Awards and Issuance of Restricted    14
         Stock...................................................
13.  AMENDMENT OF THE PLAN.......................................    14
14.  PAYMENT FOR SHARE PURCHASES.................................    14
15.  APPLICATION OF FUNDS........................................    15
16.  APPROVAL OF SHAREHOLDERS....................................    15
17.  WITHHOLDING OF TAXES........................................    15
     (a) General.................................................    15
     (b) Stock Withholding.......................................    16
18.  RIGHTS AS AN EMPLOYEE, DIRECTOR, INDEPENDENT CONTRACTOR OR      16
     CONSULTANT..................................................
19.  INSPECTION OF RECORDS.......................................    16

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

1.   PURPOSE

     This Plan is intended to provide employees and directors of CanArgo Energy Corporation ("Corporation") and advisors and consultants rendering services to the Corporation (collectively "Participants") an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to attract and retain Participants' services, motivate Participants to increase the Corporation's value, and have flexibility in compensating Participants.

     The Plan allows the Corporation to reward Participants with (i) options to purchase shares of common stock of the Corporation, and (ii) stock appreciation rights with respect to shares of common stock of the Corporation. All awards shall be subject to the terms and conditions provided in this Plan.

2.   DEFINITIONS

     (a) "AWARD" shall mean any award granted under the Plan, including any Option or Stock Appreciation Right.

     (b) "AWARD AGREEMENT" shall mean, with respect to each Award granted to a Participant, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Award.

     (c) "BOARD" shall mean the Board of Directors of the Corporation.

     (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "COMMITTEE" shall mean the committee appointed by the Board in accordance with Section 4(a) to administer the Plan, or the Board, if it administers the Plan as provided in Section 4(a).

     (f) "COMMON STOCK" shall mean the voting common stock of the Corporation.

     (g) "COMPENSATION COMMITTEE" shall mean the Compensation Committee appointed by the Board.

     (h) "CORPORATION" shall mean CanArgo Energy Corporation (formerly Fountain Oil Incorporated).

     (i) "DIRECTOR" shall mean a member of the Board.

     (j) "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or any Subsidiary. The Committee shall be responsible for determining when an Employee's period of employment is deemed to be continued during an approved leave of absence.

     (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "EXERCISE PRICE" shall mean:

        (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement; or

        (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant's Award Agreement.

     (m) "FAIR MARKET VALUE" shall mean the value of each Share determined as of any specified date as follows:

        (i) If the Shares are traded on any recognized United States securities exchange, the value per Share shall be the closing price of the Common Stock on the business day immediately preceding such specified date (or, if there are no sales on that day the last preceding day on which there was a sale) on the principal exchange on which the Common Stock is traded;

         (ii) If the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the mean between the closing bid and asked quotations of the Common Stock on the business day immediately preceding such specified date (or, if there are no such quotations on that day, the last preceding day on which there were such quotations) on the principal system on which the Common Stock is traded; or

         (iii) If neither Paragraph (i) nor (ii) applies, the value per Share shall be determined by the Committee in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

     (n) "FOR CAUSE" shall mean the termination of a Participant's status with the Corporation as an Employee, Director, advisor or consultant for any of the following reasons, as determined by the Committee:

         (i) The Participant commits a violation of any law, a breach of any fiduciary duty or an act of dishonesty, fraud, misrepresentation or moral turpitude which may have a material detrimental impact on the Corporation's business or prevent the Participant from effectively performing his or her duties as an Employee, Director, advisor or consultant for the Corporation; or

         (ii) The Participant, as determined in the sole discretion of the Committee, willfully and habitually neglects to perform the duties which the Participant is required to perform for the Corporation or performs such duties other than in good faith and the Participant fails to correct such conduct within ten (10) days following the Corporation's delivery to the Participant of a written notice describing such conduct; or

         (iii) The Committee determines that the reason for terminating the Participant's status with the Corporation constitutes "for cause" under the Corporation's policies or under any contract between the Participant and the Corporation.

     (o) "INCENTIVE STOCK OPTION" shall mean an Option of the type which is described in Section 422(b) of the Code.

     (p) "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

     (q) "OPTION" shall mean any Option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

     (r) "PARTICIPANT" shall mean any individual to whom an Award has been granted under the Plan, and such term shall include where appropriate the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant as provided Sections 7(i) and/or 8(h).

     (s) "PLAN" shall mean this CanArgo Energy Corporation 1995 Long-Term Incentive Plan, as amended. The Plan is effective November 14, 1995.

     (t) "PURCHASE PRICE" shall mean, at any specified time, the Exercise Price of an Option to purchase one Share times the number of Shares subject to such Option being exercised.

     (u) "PYRAMIDING" shall mean, if the Committee in its sole discretion permits, a Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share or Share(s) of Common Stock that the Participant had acquired pursuant to the exercise of another Option during the preceding six months (under this Plan or any other plan or program of the Corporation) or had otherwise acquired from the Corporation during the preceding six months without paying full consideration for such Share(s).

     (v) "RELOAD" shall mean the grant of new Options to a Participant who exercises an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares the Participant submits to the Corporation to pay for Options just exercised.

     (w) "SHARE" shall mean one authorized share of Common Stock.

     (x) "STOCK APPRECIATION RIGHT" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share of Common Stock over the Exercise Price of such right. A Stock Appreciation Right may be settled in cash or Shares in accordance with the terms and conditions set forth in Section 8.

     (y) "SUBSIDIARY" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the voting power in one of the other corporations in such chain.

     (z) "TEN PERCENT STOCKHOLDER" shall mean, for purposes of granting Incentive Stock Options, any person who owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of outstanding stock of the Corporation or any Subsidiary. For purposes of determining whether a person is a Ten Percent Stockholder:

         (i) A person shall be considered the owner of stock that is owned, directly or indirectly, by or for his or her brothers or sisters, spouse, ancestors, and lineal descendants;

         (ii) Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionally by or for its shareholders, partners or beneficiaries, respectively; and

         (iii) The term "outstanding stock" shall include all shares of stock actually issued and outstanding, but shall not include any shares of stock subject to stock options.

     (aa) "TOTAL AND PERMANENT DISABILITY" shall mean with respect to a Participant who is either an Employee or Director:

         (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the disability policy or plan provided by the Corporation covering the Participant; or

         (ii) If no such policy or plan is then covering the Participant, the mental or physical disability which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the Participant from indefinitely performing the principal duties of the position the Participant performed when the disability commenced.

     (bb)"VEST" or "VESTING" shall mean the date, event or act prior to which an Award, in whole or in part, is not exercisable, and as a consequence of which the Award, in whole or in part, becomes exercisable for the first time.

     (cc) "VOTING POWER" shall mean the total combined rights to cast votes at elections for members of the Corporation's Board of Directors.

3.   EFFECTIVE DATE

     The Plan was adopted by the Corporation effective November 14, 1995, subject to the approval of the Corporation's shareholders in accordance with
Section 16.

4.   ADMINISTRATION

     (a) ADMINISTRATION BY THE BOARD OR THE COMMITTEE

     The Board may appoint a Committee of not less than two Directors, which may be the Compensation Committee or another Committee, to administer the Plan. In the event the Board elects to administer the Plan, the Board shall have the powers and authority otherwise delegated to the Committee in this Plan and all acts to be performed by the Committee under this Plan shall be performed by the Board.

     (b) THE COMMITTEE

     The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

     (c) POWERS OF THE COMMITTEE

     On behalf of the Corporation and subject to the provisions of the Plan, the Committee shall have the authority and discretion to:

         (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

         (ii)  Select Participants to receive Awards;

         (iii) Determine the form and terms of Awards;

         (iv) Determine the number of Shares or other consideration subject to Awards;

         (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

         (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

         (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

         (viii) Determine whether an Award has been earned and/or Vested;

         (ix) Determine whether a Participant who is either an Employee or a Director has incurred a Total and Permanent Disability;

         (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

         (xi) Determine if a period of service performed by a consultant, an advisor or a Director is "continuous" for purposes of the Plan;

         (xii) Determine whether a Participant's status with the Corporation as an Employee, Director, advisor, or consultant has been terminated For Cause;

         (xiii) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award as made by the Committee;

         (xiv) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

         (xv) Determine, upon review of relevant information, the Fair Market Value of the Common Stock; and

         (xvi) Make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d) COMMITTEE'S INTERPRETATION OF THE PLAN

     The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. No member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan, and the Corporation shall indemnify and defend a member of the Committee to the fullest extent provided by law.

5.   PARTICIPATION

     (a) ELIGIBILITY FOR PARTICIPATION. Subject to the conditions of Section 5(b), all Employees, Directors, consultants, and advisors of the Corporation are eligible to be selected as Participants by the Committee, in its discretion; provided however, that any Director who is not also an Employee shall participate only in the "Outside Directors Sub-Plan" which has been adopted under this Plan for such outside Directors, as such Sub-Plan may be amended from time to time. The Committee's determination of an individual's eligibility for participation shall be final.

     (b) ELIGIBILITY FOR AWARDS. The Committee has the authority, in its discretion, to grant Awards to Participants. A Participant may be granted more than one Award under the Plan.

6.   SHARES OF STOCK OF THE CORPORATION

     (a) SHARES SUBJECT TO THIS PLAN

     Awards which are granted or issued under this Plan shall be with respect to the authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued upon the exercise of Options and/or which may be utilized with respect to Stock Appreciation Rights settled in cash or in Shares under this Plan shall not exceed seven hundred fifty thousand (750,000) Shares, subject to adjustment under Section 10.

     (b) ADJUSTMENT OF SHARES

     In the event of an adjustment described in Section 10, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value, if any, of the Shares.

     (c) AWARDS NOT TO EXCEED SHARES AVAILABLE

     The number of Shares subject to Awards which have been granted under this Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to a Stock Appreciation Right that is settled in cash shall count as Shares issued under the Plan and shall not again be available for grant or issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason, shall again be available for issuance under the Plan.

7.   TERMS AND CONDITIONS OF OPTIONS

     (a) ELIGIBILITY FOR INCENTIVE STOCK OPTIONS

         (i) Subject to Section 7(a)(ii), Incentive Stock Options may be granted only to Employees (irrespective of whether an Employee is also a Director). Advisors, consultants and Directors who are not also Employees are not eligible to be awarded Incentive Stock Options.

         (ii) Any Employee who is a Ten Percent Stockholder is eligible to be granted an Incentive Stock Option only if: (A) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share; and (B) the term of the Incentive Stock Option does not exceed five years.

     (b) STOCK OPTION AWARD AGREEMENTS

     Each Option shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

     (c) NUMBER OF SHARES COVERED BY AN OPTION

     Each Option Award Agreement shall state the number of Shares for which the Option is exercisable, subject to adjustment of such Shares pursuant to Section 10.

     (d) EXERCISE OF OPTIONS

     Only a Participant may exercise an Option, and the Participant may exercise an Option only on or after the date on which the Option Vests, as provided in
Section 7(e) below, and only on or before the date on which the term of the Option expires, as provided in Section 7(f) below.

     (e) VESTING OF OPTIONS

     Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Option. The condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

     (f) TERM AND EXPIRATION OF OPTIONS

     Subject to Section 7(q), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

         (i) The tenth anniversary of the date the Option was granted (substituting "fifth anniversary" for "tenth anniversary" for an Incentive Stock Option granted to a Ten Percent Stockholder);

         (ii) The date determined under Section 7(j)(ii) for a Participant who ceases to be an Employee, Director, advisor, or consultant of the Corporation for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

         (iii) The date determined under Section 7(k) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

         (iv) The date determined under Section 7(l) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

         (v) The date determined under Section 7(m) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

         (vi) On the effective date of a transaction described in Section 10(b); or

         (vii) The expiration date specified in the Award Agreement pertaining to the Option.

     (g) EXERCISE PRICE

     Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, subject to the following conditions:

         (i) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder); and

         (ii) Notwithstanding Section 7(g)(i) above, the Exercise Price of an Option may not be below the par value, if any, of the Shares.

     (h) MEDIUM AND TIME OF PAYMENT OF PURCHASE PRICE

     A Participant may exercise an Option by delivering notice to the Corporation. A Participant exercising an Option shall pay the Purchase Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee in its discretion allows the Participant to pay the Purchase Price in a manner allowed under Section 14, so long as the sum of cash so paid and such other consideration equals the Purchase Price. The sequential exercise of an Option through Pyramiding is specifically allowable under the Plan, subject to the consent of the Committee, in its discretion. The granting of Reload Options is also allowable under the Plan, subject to the consent of the Committee, in its discretion.

     (i) NONTRANSFERABILITY OF OPTIONS

     An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, an Option is transferable by the Participant only by will or the laws of descent and distribution.

     (j) TERMINATION OF EMPLOYEE, DIRECTOR, ADVISOR OR CONSULTANT STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE

         (i) For purposes of this Section 7(j), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or 4(c)(xi). The preceding sentence notwithstanding, for determinations pertaining to Incentive Stock Options, Employee status shall be deemed to terminate on the date that a Participant is no longer eligible to receive an Incentive Stock Option pursuant to Section 7(a).

         (ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Options which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Options which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f)), subject to the following:

               (A) Pursuant to Section 4(c)(iii), the Committee may provide in a
                   Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above;

               (B) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

               (C) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the three month anniversary of the date the Participant ceases to be an Employee.

     (k) DEATH OF PARTICIPANT

     If a Participant dies while an Employee, Director, advisor or consultant, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f) had the Participant's death not occurred), subject to the following:

         (i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

         (ii) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the one year anniversary of the Participant's death.

     (l) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT

     If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a result of Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 7(f) had the Participant's Total and Permanent Disability not occurred), subject to the following:

         (i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension; and

         (ii) Any unexercised Incentive Stock Option shall expire at 12:00 Midnight on the one year anniversary of the date the Participant ceases to be an Employee by reason of Total and Permanent Disability.

     (m) TERMINATION FOR CAUSE

     If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Option granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

     (n) RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares for which an Option is exercisable or has been exercised until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

     (o) MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS

     Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Option or accept the cancellation of outstanding Options for the granting of a new Option in substitution therefore. Notwithstanding the preceding sentence, no modification of an Option shall:

         (i) Without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted or cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

         (ii)  Exceed or otherwise violate any limitation set forth in this
               Section 7.

     (p) OTHER PROVISIONS

     An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

         (i)   Restrictions on the exercise of the Option;

         (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

         (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 14.

     (q) NO DISQUALIFICATION OF INCENTIVE STOCK OPTIONS

     Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in
Section 7(r)).

     (r) LIMITATION ON INCENTIVE STOCK OPTIONS

     The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of such Incentive Stock Option's date of grant) of all Shares with respect to which a Participant's Incentive Stock Options become Vested during any calendar year (under the Plan and under other incentive stock option plans of the Corporation, if any) shall not exceed US$100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.

8.   STOCK APPRECIATION RIGHTS

     (a) STOCK APPRECIATION RIGHT AWARD AGREEMENTS

     Each Stock Appreciation Right shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Stock Appreciation Right, provided that all such terms shall be subject to and consistent with this Plan.

     (b) NUMBER OF SHARES COVERED BY A STOCK APPRECIATION RIGHT

     Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 10.

     (c) STOCK APPRECIATION RIGHTS ISSUED AND EXERCISED WITHOUT PAYMENT OF CONSIDERATION

     A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

     (d) EXERCISE OF STOCK APPRECIATION RIGHTS

     Only a Participant may exercise a Stock Appreciation Right, and the Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right vests, as provided in Section 8(e), below, and only on or before the date on which the Stock Appreciation Right expires, as provided in Section 8(f) below.

     (e) VESTING OF STOCK APPRECIATION RIGHTS

     Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which the Stock Appreciation Right to which it pertains Vests, in whole or in part. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

     (f) TERM AND EXPIRATION OF STOCK APPRECIATION RIGHTS

     Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

         (i)   The tenth anniversary of the date the Right was granted;

         (ii) The date determined under Section 8(i)(ii) for a Participant who ceases to be an Employee, Director, advisor or consultant for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

         (iii) The date determined under Section 8(j) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

         (iv) The date determined under Section 8(k) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

         (v) The date determined under Section 8(l) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

         (vi) On the effective date of a transaction described in Section 10(b); or

         (vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

     (g) EXERCISE AND SETTLEMENT OF A STOCK APPRECIATION RIGHT

     A Participant may exercise a Vested Stock Appreciation Right by delivering notice to the Corporation. The Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares, or a combination thereof, as the Award Agreement prescribes.

     (h) NONTRANSFERABILITY OF STOCK APPRECIATION RIGHTS

     A Stock Appreciation Right granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, a Stock Appreciation Right is transferable by the Participant only by will or the laws of descent and distribution.

     (i) TERMINATION OF EMPLOYEE, DIRECTOR, ADVISOR OR CONSULTANT STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE

         (i) For purposes of this Section 8(i)(i), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or 4(c)(xi).

         (ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Stock Appreciation Rights which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f), subject to the following:

               (A) Pursuant to Section 4(c)(iii), the Committee may provide in a
                   Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above; and

               (B) Pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

     (j) DEATH OF PARTICIPANT

     If a Participant dies while an Employee, Director, advisor or consultant, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f) had the Participant's death not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

     (k) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT

     If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 8(f) had the Participant's Total and Permanent Disability not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension.

     (l) TERMINATION FOR CAUSE

     If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Stock Appreciation Right granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

     (m) RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a shareholder of the Corporation with respect to any Shares to which a Stock Appreciation Right pertains, except for Stock Appreciation Rights settled in Shares and then not until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

     (n) MODIFICATION, EXTENSION, AND RENEWAL OF STOCK APPRECIATION RIGHTS

     Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Stock Appreciation Right or accept the cancellation of an outstanding Stock Appreciation Right for the granting of a new Stock Appreciation Right in substitution therefor. Notwithstanding the preceding sentence, no modification of a Stock Appreciation Right shall, without the consent of the Participant, alter or impair any rights or obligations under any Stock Appreciation Right previously granted.

     (o) OTHER PROVISIONS

     An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

         (i)   Restrictions on the exercise of the Stock Appreciation Right;
               and/or

         (ii) Submission by the Participant of such forms and documents as the Committee may require.

9.   TERM OF PLAN

     Awards may be granted pursuant to the Plan through the period ending on November 13, 2005. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on November 13, 2015. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan during a term resulting from such extension unless the extension is approved by the stockholders of the Corporation within one year of such extension.

10.  RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL

     (a) RECAPITALIZATION

     Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).

     (b) DISSOLUTION, MERGER, CONSOLIDATION, OR SALE OR LEASE OF ASSETS

     Upon the (i) dissolution or liquidation of the Corporation, (ii) merger of consolidation of the Corporation with another corporation or other entity pursuant to which the Corporation is not the surviving entity, (iii) sale or lease of all or substantially all the business assets of the Corporation, or
(iv) the sale of more than 80% of the outstanding Common Stock of the Corporation, unless the surviving or acquiring corporation or entity agrees to assume outstanding Awards, each Award granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee may, in its discretion, give written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards prior to the effective date of such transaction, subject to earlier expiration pursuant to Sections 7 or 8 (as applicable).

     (c) DETERMINATION BY THE COMMITTEE

     All adjustments described in this Section 10 shall be made by the Committee in its discretion, and such determination shall be conclusive and binding on all persons.

     (d) LIMITATION ON RIGHTS OF PARTICIPANTS

     Except as expressly provided in this Section 10, no Participant shall have any rights by reason of any reorganization, dissolution, change of control, merger or acquisition. Any issuance by the Corporation of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

     (e) NO LIMITATION ON RIGHTS OF CORPORATION

     The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  SECURITIES LAW REQUIREMENTS

     (a) LEGALITY OF ISSUANCE

     No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:

         (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

         (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

         (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

     (b) RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF PARTICIPANT; LEGENDS

     Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

     (c) REGISTRATION OR QUALIFICATION OF SECURITIES

     The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

     (d) EXCHANGE OF CERTIFICATES

     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12.  EXERCISE OF UNVESTED OPTIONS

     (a) PURPOSE OF SECTION 12

     This Section 12 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the Participant holding the Shares for a minimum period of time (such as the holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Act). It provides that a Participant with a non-Vested Award may commence this holding period for the Shares subject to the Award by exercising the non-Vested Award and receiving Shares of restricted stock which will Vest on the same date as the Award would have Vested. Any restricted stock issued under this Section 12 for non-vested Awards which expire pursuant to Section 7 or Section 8, as applicable, shall be reconveyed to the Corporation at the Exercise Price, if any, paid by the Participant to the Corporation to acquire such Shares (in cash and/or in Shares as paid by the Participant), subject, however, to complying with any legal requirement relating to the Corporation's ability to repurchase its own securities. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Award would have Vested.

     (b) EXERCISE OF UNVESTED AWARDS AND ISSUANCE OF RESTRICTED STOCK

     The Committee, in its sole discretion may:

         (i) Grant any Participant the right to exercise any Award prior to the Vesting of such Award, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Award so exercised; and/or

         (ii) Require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer to the Corporation of any Shares of restricted stock which are not Vested and are to be reconveyed, on or before the applicable date described in Section 7 or 8, as applicable, for determining the expiration of the Award pursuant to which such Shares were issued under this Section 12.

13.  AMENDMENT OF THE PLAN

     The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

     (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 10;

     (b) Change the designation of the class of persons eligible to receive Incentive Stock Options; or

     (c) Amend this Section 13 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

14.  PAYMENT FOR SHARE PURCHASES

     Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:

     (a) By check;

     (b) By cancellation of indebtedness of the Corporation to the Participant;

     (c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market;

     (d) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash if required by state law;

     (e) By waiver of compensation due or accrued to Participant for services rendered;

     (f) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

         (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

         (ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

         (iii) By any combination of the foregoing.

15.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

16.  APPROVAL OF SHAREHOLDERS

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan by the Board, and in no event later than November 13, 1996. Prior to such approval, Options and/or Stock Appreciation Rights may be granted but may not be exercised or settled. Pursuant to Section 13, certain amendments shall also be subject to approval by the Corporation's shareholders.

17.  WITHHOLDING OF TAXES

     (a) GENERAL

     Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Stock Appreciation Rights are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

     (b) STOCK WITHHOLDING

     When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Option or the exercise of a Stock Appreciation Right that is settled in Shares that is subject to tax withholding and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may at its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

         (i)   The election must be made on or prior to the applicable Tax Date;

         (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

         (iii) All elections shall be subject to the consent or disapproval of the Committee; and

         (iv) In the event that the Tax Date is deferred until six months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but (A) such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date, and (B) the Committee may require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer of such re-tendered Shares to the Corporation.

18.  RIGHTS AS AN EMPLOYEE, DIRECTOR, ADVISOR OR CONSULTANT

     The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee, Director, advisor or consultant at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.

19.  INSPECTION OF RECORDS

     Copies of the Plan, records reflecting each Participant's Awards and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS

                         (EFFECTIVE NOVEMBER 14, 1995)

                   (AMENDED AND RESTATED AS OF JULY 15, 1998)

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS

1.   PURPOSE

     This Sub-Plan for United Kingdom Participants (the "United Kingdom Sub-Plan") is established under the CanArgo Energy Corporation 1995 Long-Term Incentive Plan (the "Plan"). This Sub-Plan sets forth special terms and restrictions which apply to all Stock Options granted to a covered Participant who, on the date the Award is granted, is a "United Kingdom Participant," as defined as in Section 2(a) of this Sub-Plan. The Corporation has adopted this Sub-Plan to provide United Kingdom Participants an opportunity to be granted Stock Option(s) under the Plan which qualify for favorable tax treatment under current Inland Revenue provisions.

     All Stock Options granted pursuant to this Sub-Plan shall be subject to the terms and conditions provided in the Plan and in this Sub-Plan; provided, however that except as otherwise specifically provided or as the context otherwise requires, the terms and conditions of this Sub-Plan shall govern in the event of a conflict with the terms and conditions of the Plan.

2.   DEFINITIONS

     Capitalized terms shall have the meanings set forth in Section 2 of the Plan, and the following additional terms shall have the meanings specified below:

     (a) "UNITED KINGDOM PARTICIPANT" shall mean a Participant who, on the date a Stock Option is granted to the Participant, is domiciled in the United Kingdom, is subject to taxation under Inland Revenue provisions as an "employee resident" or an "ordinarily resident" individual, as such terms are defined for Inland Revenue purposes, and elects to be covered by this Sub-Plan with respect to such Stock Option.

     (b) "UNITED KINGDOM SUB-PLAN" shall mean this Sub-Plan covering Awards granted to United Kingdom Participants, as amended.

3.   EFFECTIVE DATE

     This United Kingdom Sub-Plan was adopted by the Board effective November 14, 1995, as part of and subject to the terms of the Plan.

3.   ADMINISTRATION

     This United Kingdom Sub-Plan shall be administered in accordance with
Section 4 of the Plan.

5.   COVERAGE OF THE UNITED KINGDOM SUB-PLAN

     The terms and conditions of this United Kingdom Sub-Plan shall apply only to United Kingdom Participants who consent in writing to such coverage. A United Kingdom Participant shall provide such written consent in the Award Agreement issued with respect to the Award governed by this Sub-Plan, and such consent shall be irrevocable with respect to such Award, except as specifically authorized by the Committee in its discretion.

6.   MAXIMUM TERM FOR STOCK OPTIONS

     All Stock Options which are granted to the United Kingdom Participants and which are covered by this Sub-Plan shall have a maximum term which in no event exceeds seven years from the date of the grant of such Stock Options. This restriction shall be set forth in the Award Agreements issued with respect to such Stock Options.

7.   AMENDMENTS

     The Committee may amend the terms of this United Kingdom Sub-Plan at such time or times as it deems advisable. If the Committee determines that any amendment may be applied retroactively or prospectively to an outstanding Stock Option subject to the terms of this Sub-Plan, the Committee shall first obtain the written consent of a United Kingdom Participant prior to applying such amendment to a Stock Option previously issued to such Participant.

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                 AUTOMATIC GRANT SUB-PLAN FOR OUTSIDE DIRECTORS

                         (EFFECTIVE NOVEMBER 14, 1995)

                   (AMENDED AND RESTATED AS OF JULY 15, 1998)

                           CANARGO ENERGY CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

                 AUTOMATIC GRANT SUB-PLAN FOR OUTSIDE DIRECTORS

1.   PURPOSE

     This Automatic Grant Sub-Plan for Outside Directors (the "Outside Directors Sub-Plan") is established under the CanArgo Energy Corporation 1995 Long-Term Incentive Plan (the "Plan") to provide each non-Employee Director of the Corporation (an "Outside Director") an opportunity to be granted Non-qualified Stock Options under the Plan. The Corporation has adopted this Sub-Plan to attract and retain qualified Outside Directors and to motivate Outside Directors to increase the Corporation's value.

     All Non-qualified Stock Options granted pursuant to this Sub-Plan shall be subject to the terms and conditions provided in the Plan and in this Sub-Plan; provided, however, that except as otherwise specifically provided or as the context otherwise requires, the terms and conditions of this Sub-Plan shall govern in the event of a conflict with the terms and conditions of the Plan.

2.   DEFINITIONS

     Capitalized terms shall have the meanings set forth in Section 2 of the Plan, and the following additional terms shall have the meanings specified below:

     (a) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee of the Corporation or any Subsidiary.

     (b) "OUTSIDE DIRECTORS SUB-PLAN" shall mean this Automatic Grant Sub-Plan for Outside Directors, as amended.

3.   EFFECTIVE DATE

     The Outside Directors Sub-Plan was adopted by the Board effective November 14, 1995.

4.   ADMINISTRATION

     The Outside Directors Sub-Plan shall be administered by the Board in accordance with Section 4 of the Plan.

5.   PARTICIPATION

     (a) ELIGIBILITY FOR PARTICIPATION. Only Outside Directors shall participate in this Sub-Plan. The Board's determination of an individual's eligibility for participation shall be final and binding.

     (b) COMMENCEMENT OF PARTICIPATION. An Outside Director shall commence participation in this Sub-Plan on the date elected or appointed as a Director (or, for Outside Directors on the effective date of this Sub-Plan, the date re-elected as a Director). A Director who is an Employee at election or appointment and who thereafter ceases to be an Employee (thereby becoming an Outside Director) shall commence participation in this Sub-Plan on the date the Director is next reelected or reappointed as a Director.

     (c) TERMINATION OF PARTICIPATION. An Outside Director's participation in this Sub-Plan shall terminate on the earlier of (i) the date the Outside Director ceases to serve as a Director for any reason, or (ii) on the date the Outside Director becomes an Employee.

6.   AUTOMATIC GRANT OF NON-QUALIFIED STOCK OPTIONS TO OUTSIDE DIRECTORS

     (a) AUTOMATIC GRANT OF NON-QUALIFIED STOCK OPTIONS

     Non-qualified Stock Options shall be granted to Outside Directors on such date(s) and in such amounts as specified in Section 6(b), at an Exercise Price determined pursuant to Section 6(c), and subject to such terms as set forth in
Section 6(d).

     (b) DATES OF GRANT AND NUMBER OF OPTIONS GRANTED

         (i) Three thousand seven hundred fifty (3,750) Non-qualified Stock Options shall be granted to each Outside Director on the date the Outside Director is first elected or appointed to the Board (or the date re-elected to the Board with respect to those Directors who are Outside Directors on the effective date of this Sub-Plan);

         (ii) Thereafter, three thousand seven hundred fifty (3,750) Non-qualified Stock Options shall be granted to each Outside Director on the date of each meeting of the shareholders of the Corporation at which such Outside Director is elected or re-elected, with such grant to be effective immediately following the adjournment of such meeting; and

         (iii) An additional three thousand seven hundred fifty (3,750) Non-qualified Stock Options shall be granted to an Outside Director on the day after the annual meeting of shareholders (or special meeting in lieu of an annual meeting at which all directors are elected) of the Corporation if on such date he or she is (y) then serving as Chairman of the Board or (z) then serving as Vice Chairman of the Board and the Chairman of the Board is an Employee.

     Provided, however, that no Outside Director shall receive more than one grant pursuant to each of clause (ii) and (iii) in any fiscal year and, provided further, that if in any fiscal year the Corporation does not hold a meeting of shareholders which results in the grant of the Options provided for in clauses
(ii) and (iii), then the Options provided for by each of clause (ii) and (iii) shall be granted on the last day of such fiscal year to the Outside Directors then serving in the applicable capacities as of such date.

     (c) EXERCISE PRICE

     The Exercise Price of each Non-qualified Stock Option granted pursuant to this Sub-Plan shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

     (d) TERM AND VESTING OF THE NON-QUALIFIED STOCK OPTIONS

     Each Non-qualified Stock Option granted pursuant to this Sub-Plan shall be governed by the following terms:

         (i) The term of each Option shall expire on the first to occur of (A) the third anniversary of the date the Option was granted, or (B) the first anniversary of the date the Outside Director ceased to serve as a Director for any reason;

         (ii) Each Option shall become one hundred percent (100%) vested on the six month anniversary of the date the Option was granted; and

         (iii) An Outside Director may exercise a Vested Non-qualified Stock Option at any time but not beyond the date that the term of the Option expires as provided above.

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